Other Non-Current Assets (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
OTHER NON-CURRENT ASSETS:
Security deposits for derivatives	$ 727	$ 550
Deferred operating expenses	0	43,327
Prepaid investments	0	57,910
Intangible assets, net	0	4,732
Total	$ 727	$ 106,519